SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 13, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                        SPINTEK GAMING TECHNOLOGIES, INC.


                                     Nevada
                            ------------------------
                 (State or other jurisdiction of incorporation)


  0-27226                                                         33-0134823
-------------                                                -------------------
(Commission                                                     (IRS Employer
 File Number)                                                Identification No.)


   1857 Helm Drive
 Las Vegas, Nevada                                                      89119
--------------------                                                  ----------
(Address of principal                                                 (Zip Code)
 executive offices)


                                  (702) 263-3660
                         ------------------------------
                         Registrant's telephone number,
                               including area code

Item 3.  Bankruptcy or Receivership

         On November 13, 2000, Spintek Gaming Technologies, Inc.(the "Company") and its affiliated companies, Spintek Gaming, Inc. and Spinteknology, Inc., each filed for bankruptcy under Chapter 7 in the United States Bankruptcy Court for the District of Nevada. The court in In re Spintek Gaming Technologies, Inc. (Case No. 00-18626), In re Spintek Gaming, Inc. (Case No. 00-18627), and In re Spinteknolgy, Inc. (Case No. 00-18628) appointed Timothy S. Cory as trustee on November 16, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 17, 2000

SPINTEK GAMING TECHNOLOGIES, INC.



By:      /s/ Malcolm C. Davenport V
         --------------------------
         Malcolm C. Davenport V,
         Chairman of the Board and
         Chief Executive Officer